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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 25, 2003


                               CHASE FUNDING, INC.
            (formerly known as "Chemical Mortgage Securities, Inc.")
            --------------------------------------------------------
                           (Exact name of registrant)


         New York                     333-68848                13-3436103
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)


              343 Thornall Street, Edison, NJ             08837
              -----------------------------------------   -----------
              (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (732) 205-0600

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Item 5.  Other Events:


         On or about June 25, 2003, Chase Funding, Inc. (the "Depositor") made the distributions to holders of its Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-1, Series 1999-2, Series 1999-3, Series 1999-4, Series 2000-1, Series 2000-2, Series 2000-3, Series 2001-1, Series 2001-2, Series
2001-3, Series 2001-4, Series 2002-1, Series 2002-2, Series 2002-3, Series
2002-4, Series 2003-1, Series 2003-2 and its Chase Funding Loan Acquisition Trust Mortgage Loan Asset-Backed Certificates, Series 2001-AD1, Series 2001-C1, Series 2001-C2, Series 2001-C3, Series 2002-C1 and Series 2001-FF1 contemplated by the applicable Pooling and Servicing Agreement for such Series (collectively, the "Pooling and Servicing Agreement").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  ----------        ---------------

                  20.1 Monthly Reports with respect to the June 25, 2003 distribution


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 27, 2003

                                    JPMORGAN CHASE BANK
                                    (f/k/a "The Chase Manhattan Bank"),
                                    As Paying Agent, on behalf of Chase Funding,
                                    Inc.


                                    By: /s/ Andrew M. Cooper
                                    -----------------------------------
                                    Name: Andrew M. Cooper
                                    Title: Assistant Vice President



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                                    INDEX TO EXHIBITS
                                    -----------------

Exhibit No.                         Description
-----------                         -----------
20.1                                Monthly Reports with respect to the
                                    distribution to certificateholders on June
                                    25, 2003.